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EXHIBIT 10(b)

                        JOINDER AND ASSUMPTION AGREEMENT

      This is a JOINDER AND ASSUMPTION AGREEMENT entered into as of this 11th day of May 2004 among RAYTECH POWERTRAIN, INC., a Delaware corporation whose address is 4 Corporate Drive, Shelton, Connecticut 06484 ("Raytech Powertain"), ALLOMATIC PRODUCTS COMPANY, a Delaware corporation whose address is 609 E. Chaney Street, Sullivan, Indiana 47882 ("Allomatic"), RAYTECH SYSTEMS, INC., a Delaware corporation, whose address is 312 S. St. Clair Street, Sullivan, Indiana 47882 ("Raytech Systems"; and together with Raytech Powertrain and Allomatic, the "Original Borrowers"), RAYTECH CORPORATION, a Delaware corporation whose address is Four Corporate Drive, Suite 295, Shelton, Connecticut 06484 (the "Guarantor") and RAYBESTOS POWERTRAIN, LLC, an Indiana limited liability company whose address is 964 East Market Street, Crawfordsville IN 47933 (the "Additional Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking company having a place of business at 300 Main Street, Stamford, Connecticut 06901 (the "Bank").

                                   WITNESSETH:

      WHEREAS, the Original Borrowers and the Bank are parties to a Loan Agreement, a copy of which is attached hereto as EXHIBIT A (the "Loan Agreement") and a Security Agreement, a copy of which is attached hereto as EXHIBIT B (the "Security Agreement") each dated as of October 23, 2003 and a Substitute Promissory Note dated January 5, 2004 in the original principal amount of $7,000,000, a copy of which is attached hereto as EXHIBIT C (the "Substitute Note"; and, together with the Loan Agreement and the Security Agreement, the "Loan Documents"); and

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      WHEREAS, the Guarantor has executed an Unconditional Guaranty in favor of the Bank dated as of October 23, 2003, a copy of which is attached hereto as EXHIBIT D (the "Guaranty") pursuant to which it has guaranteed the obligations of the Original Borrowers under the Loan Documents, as more fully set forth in the Guaranty (the "Guaranteed Obligations"); and

      WHEREAS, the Additional Borrower is a corporate affiliate of the Original Borrowers and received an economic benefit from the proceeds of the loan evidenced by the Loan Agreement and the Substitute Note; and

      WHEREAS, the Additional Borrower wishes to join the Loan Agreement and the Substitute Note as a borrower thereunder and to join the Security Agreement as a debtor thereunder and to assume and agree to pay, jointly and severally with the Original Borrowers, the obligations of the borrowers under the Substitute Note and the Loan Agreement and the obligations of the debtors under the Security Agreement; and

      WHEREAS, the Guarantor is willing to guaranty the obligations of the Additional Borrower;

      NOW, THEREFORE, in consideration of One Dollar and other valuable considerations and the mutual promises herein contained, the Additional Borrower, the Original Borrowers, the Guarantor and the Bank hereby agree as follows:

      1. The Additional Borrower hereby joins the Loan Agreement and the Substitute Note as a Borrower (as defined therein), and joins the Security Agreement as a Debtor (as defined therein). The Additional Borrower hereby assumes and agrees to pay, on a joint and several basis with the Original Borrowers, all of the obligations and liabilities, both financial and non-financial, of a Borrower under the Loan Agreement and the Substitute Note and all of the obligations and liabilities, both financial and nonfinancial, of a Debtor under the Security Agreement.

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      2.    In order to secure the Obligations, as that term is defined in the
Security Agreement,

the Additional Borrower hereby grants to the Bank a continuing security interest in and lien upon the following described property whether now owned by the Additional Borrower or hereafter acquired by it, and any additions, replacements, accessions, or substitutes thereof and all cash and non-cash proceeds and products thereof (collectively, "Collateral"):

      All of the personal property and fixtures of the Additional Borrower of every kind and nature including, without limitation, all accounts, equipment, accessions, fixtures, inventory, chattel paper, instruments, investment property, documents, letter-of-credit rights, deposit accounts and general intangibles, wherever located. The foregoing Fixture Collateral is located at or affixed to real property known as 964 East Market Street, Crawfordsville, Indiana, wherein the record owner is Raybestos Powertrain, LLC.

      3. The Additional Borrower hereby agrees that all of the representations, warranties, affirmative and negative covenants and other agreements contained in each of the Loan Documents shall be deemed to have been made and entered into by, and shall be binding upon, the Additional Borrower as of the date hereof and all such representations and warranties contained in any of the Loan Documents shall be deemed to have been made by the Additional Borrower and are true, accurate and complete as they pertain to the Additional Borrower as though they were made on and as of the date hereof except as provided in the following sentence. The representation at the end of the second paragraph of the Security Agreement dated October 23, 2003 is hereby amended to reflect that Raybestos Powertrain, LLC is not a wholly owned subsidiary of Raytech Systems, Inc. and is owned 25% each by the Guarantor, Raytech Systems, Inc., Raytech Powertrain, Inc., and Raytech Composites, Inc., a wholly owned subsidiary of the Guarantor.

      4. Each of the Original Borrowers hereby represents and warrants to the Bank that all of the representations and warranties made by it in the Loan Documents are true and correct as of the

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 date hereof as though they were made as of the date hereof except as provided in Section 3 of this Agreement. Each of the Original Borrowers further represents and warrants to the Bank that there does not exist any Event of Default under the Loan Documents or any event or condition which with the passage of time, the giving of notice or both would constitute an Event of Default hereunder.

      5. The Guarantor acknowledges and agrees that the term "Guaranteed Obligations" as defined in the Guaranty shall include all of the obligations of the Additional Borrower, as well as the Original Borrowers, to the Bank under the Loan Documents, including, without limitation, the Substitute Note, as fully as though the Additional Borrower was identified as a "Borrower" as of the date of execution of the Guaranty and as fully as though the Substitute Note were executed as of the date of execution of the Guaranty.

      6. Compliance by the Borrowers, including, without limitation, the Additional Borrower, with the Financial Covenants contained in the Loan Agreement shall be measured by the information contained in the consolidated and consolidating financial statements of Raytech Systems, Allomatic and the Additional Borrower.

      7. The Original Borrowers, the Additional Borrower and the Guarantor each acknowledge and agree that the remaining outstanding principal balance of the Substitute Note as of the date hereof is $6,500,000.02 and that said sum is absolutely and unconditionally owing from them to the Bank. The Original Borrowers, the Additional Borrower and the Guarantor further acknowledge and agree that neither they, nor any of them, have any defense or claim of set off against payment of the indebtedness evidenced by the Substitute Note.

      8. In all other respects, except as expressly herein provided, each of the Loan Documents shall be and remain in full force and effect.

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      9.     For the convenience of the parties, this Agreement may be executed in multiple counterparts and on multiple signature pages. This Agreement, when executed by all of the parties shall be binding on each of them, whether or not the signatures are on the same or different signature pages.

      10.    CONNECTICUT PREJUDGMENT REMEDY WAIVER

      EACH OF THE ORIGINAL BORROWERS, THE ADDITIONAL BORROWER AND THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHTS TO NOTICE OF AND HEARING ON PREJUDGMENT REMEDIES UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTES AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZES THE BANK'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

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      IN WITNESS WHEREOF, each of the Original Borrowers, the Additional
Borrower and the Guarantor and the Bank have caused this Agreement to be executed under seal as of the day and year first above written.

                                           RAYTECH POWERTRAIN, INC.

                                           By /s/ John B. Devlin
                                              ----------------------------------
                                              John B. Devlin, Treasurer

                                           ALLOMATIC PRODUCTS COMPANY

                                           By /s/ John B. Devlin
                                              ----------------------------------
                                              John B. Devlin, Vice President

                                           RAYTECH SYSTEMS, INC.

                                           By /s/ John B. Devlin
                                              ----------------------------------
                                              John B. Devlin, Treasurer

                                           RAYBESTOS POWERTRAIN, LLC

                                           By /s/ John B. Devlin
                                              ----------------------------------
                                              John B. Devlin, Financial Manager

                                           RAYTECH CORPORATION

                                           By /s/ John B. Devlin
                                              ----------------------------------
                                              John B. Devlin, Vice President,
                                              Treasurer, and Chief Financial
                                              Officer

                                           WACHOVIA BANK,
                                           NATIONAL ASSOCIATION

                                           By
                                             -----------------------------------
                                             Patricia S. Gaudreau,
                                             Sr. Vice President

                               [Exhibts Omitted]


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